                                                                   EXHIBIT 99(c)

                              SHAREHOLDER AGREEMENT

         This Shareholder Agreement (this "AGREEMENT") is made and entered into as of December 31, 2001 (the "EFFECTIVE DATE") by and between DAN MANOR, ELI LEVI, RONI BIBI, residents of the State of Israel, FIRST ISRATECH FUND LP, a Minnesota, USA limited partnership, FIRST ISRATECH FUND LLC, a Minnesota, USA limited liability company, First Isratech Fund Norway A.S, a Norway company, GREATWAY COMMERCIAL, INC., a corporation organized under the laws of Panama, UZI ZUCKER, a resident of the State of New York, CAREMI PARTNERS, a partnership organized under the laws of Delaware, EMICAR, LLC, a limited liability company organized under the laws of New York, and MA'ARAGIM ENTERPRISES LTD., an Israeli company limited by shares (each, a "SHAREHOLDER", and collectively the "SHAREHOLDERS"), and Neoprobe Corporation, a Delaware corporation with its principal place of business located in Dublin, Ohio, USA (the "COMPANY").

                                    RECITALS

         A. The Shareholders and the Company have entered into a Stock Purchase Agreement dated as of November 29, 2001 (the "STOCK PURCHASE AGREEMENT"), pursuant to which the Company will purchase from the Shareholders all of the issued and outstanding shares of capital stock of Biosonix, Ltd., an Israeli company limited by shares ("BIOSONIX") in exchange for shares of common stock of the Company (the "SHARES").

         B. This Agreement is entered into by the Company and the Shareholders pursuant to Section 2.8 of the Stock Purchase Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         For purposes of this Agreement:

         1.1. "AFFILIATE" shall have the meaning given to such term in Rule 12b-2 of the Exchange Act.

         1.2 "ASSOCIATE" shall have the meaning given to such term in Rule 12b-2 of the Exchange Act.

         1.3 "CLOSING DATE" means the Closing Date of the Stock Purchase Agreement, as defined therein.

         1.4 "CONTROL" when used with respect to any Person means the power to direct the management and policies of such Person, either directly or indirectly, whether through the ownership of Voting Securities, by contract or otherwise.

         1.5 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         1.6 "FINAL PROSPECTUS" has the meaning set forth in Section 3.5 of this Agreement.

         1.7 "PERSON" means any individual, corporation, company, partnership, joint venture, business, group, association, organization, employee pension, profit sharing or other benefit plan or trust, government or subdivision or agency thereof or any other entity.

         1.8 "PUBLIC SALE" means the transfer of Voting Securities pursuant to an effective Registration Statement under the Securities Act, or pursuant to Rule 144 under the Securities Act, that is effected through the facilities of a national securities exchange, the NASDAQ National Market, or the NASDAQ Small Cap Market, and is not a block trade under the rules of the exchange or the NASD.

         1.9 "REGISTRATION EFFECTIVE DATE" has the meaning set forth in Section
3.1 of this Agreement.

         1.10 "REGISTRATION STATEMENT" means the registration statement on Form S-3 or Form S-1 (or other comparable form) referenced in Section 3.1 of this Agreement.

         1.11 "REGISTERED SECURITIES" has the meaning set forth in Section 3.1 of this Agreement.

         1.12 "REGISTRABLE SECURITIES" means: (1) the Shares, and (2) any shares of common stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares; EXCLUDING in all cases, however, any Registrable Securities sold by a Person in a transaction in which rights under Article III of this Agreement are not assigned in accordance with this Agreement, or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act

         1.13 "REQUEST" has the meaning set forth in Section 3.1 of this Agreement.

         1.14 "SEC" means the U.S. Securities and Exchange Commission.

         1.15 "SECURITIES ACT" means the Securities Act of 1933, as amended.

         1.16 "SELLERS' REPRESENTATIVE" has the meaning set forth in the Stock Purchase Agreement.

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

         1.17 "TRANSFER" means to sell, assign, pledge, exchange, give, convey, grant a security interest in or otherwise encumber or dispose of.

         1.18 "VOTING SECURITIES" means all securities of the Company entitled to vote and all securities convertible into, or exchangeable or exercisable for, any such securities, including, without limitation, the Shares.

                                   ARTICLE II

                   STANDSTILL, VOTING AND TRANSFER PROVISIONS

         2.1 STANDSTILL. Each of the Shareholders agrees that for a period of two (2) years after the Closing Date, neither such Shareholder nor any of his or its Affiliates will:

                  (a) in any manner acquire, agree to acquire, make any offer or proposal to acquire, or announce or disclose any intention to make an offer or proposal to acquire, directly or indirectly, by purchase or otherwise (except pursuant to a stock split, stock dividend, or other pro rata distribution by the Company to holders of any class of its outstanding Voting Securities), any Voting Securities other than Voting Securities issued to such Shareholder (i) pursuant to the Stock Purchase Agreement, or (ii) by the Company, PROVIDED HOWEVER, that such Shareholder may make open market purchases (including block trades) that are effected through the medium of any national securities exchange or inter-dealer automated quotation system on which the Voting Securities are listed or admitted for quotation;

                  (b) propose to enter into, or announce or disclose any intention to propose to enter into, directly or indirectly, any merger, business combination or similar transaction involving the Company or its Affiliates or to purchase, directly or indirectly, all or a material portion of the assets of the Company or any of its Affiliates;

                  (c) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A of the Exchange Act) to vote, or seek to advise or influence any person with respect to the voting of, any Voting Securities, or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A of the Exchange Act) relating to the election of directors of the Company, or initiate, propose or solicit holders of Voting Securities for the approval of any shareholder proposal, provided that no Shareholder shall not be deemed to have engaged in a "solicitation" or to have become a "participant" by reason of his membership on the Board of Directors of the Company or by voting his Shares in accordance with this Agreement or by reason of his participation in the Company's solicitation of proxies in connection with any annual or special meeting of shareholders of the Company;

                  (d) form, join or in any way participate in a "group" (within the meaning of Section 13(d) (3) of the Exchange Act) or otherwise act in concert with any Person, (i) for the purpose of circumventing the provisions of this Agreement or (ii) for the purpose of acquiring, holding, voting or disposing of any Voting Securities;

                  (e) deposit any Voting Securities in a voting trust or subject them to a voting agreement or other agreement of similar effect;

                  (f) participate in any action by written consent of the shareholders of the Company; or

                  (g) otherwise act in concert with others to seek or offer to control or influence, in any manner, the management, Board of Directors or policies of the Company other than (x) in the Shareholder's capacity as a director or officer of the Company, or (y) by voting the Shareholder's Shares in accordance with this Agreement.

         2.2 VOTING AGREEMENT. For a period of two (2) years after the Closing Date, each Shareholder agrees to vote, in person or by proxy, all of his or its shares of Voting Securities, whether such shares are now owned or hereafter acquired, in accordance with the recommendations of the a majority of the Board of Directors of the Company on any of the following matters that are submitted to a vote of the stockholders of the Company:

                   (a) election of directors of the Company;

                   (b) approval of a merger, consolidation or other business combination of the Company with another entity;

                   (c) approval of a sale, lease or exchange of all or substantially all of the Company's property and assets;

                   (d) approval of any transaction resulting in a change of control of the Company;

                   (e) adoption of amendments to or restatements of the Company's certificate of incorporation or bylaws, including without limitation amendments relating to the creation of a new class or series of capital stock (including classes having rights and preferences either prior and superior or subordinate to the stock of any class then authorized), the exchange, reclassification, subdivision, combination, recapitalization, cancellation of any class or series of capital stock, or any action that would increase or decrease the number of authorized shares of any class of capital stock; or

                   (f) adoption or amendment of stock option or other equity compensation plans for employees.

Each Shareholder agrees to be present, in person or by proxy, at every meeting of the stockholders of the Company held during the term of this Agreement, and to execute and deliver to the designee of the board of directors of the Company any proxies requested by the Company in order to effectively carry out the provisions of this Section 2.2. Notwithstanding the foregoing, the provisions of this Section 2.2 shall not require a Shareholder to vote as recommended by a majority of the Board of Directors with respect to any transaction specified in paragraphs (b), (c) or (d) above, unless the recommendation of the Board of Directors is to vote against the approval of the transaction.

         2.3 TRANSFERS. (a) For a period of two (2) years after the Closing Date, no Shareholder may transfer to any person any Voting Securities in a Public Sale pursuant to a Registration Statement, unless (a) the Shareholder has complied with the notice and other provisions of Article III of this Agreement, and (b) such transfers by a Shareholder in any ten day period do not exceed the greater of (i) one percent (1%) of the Company's outstanding Voting Securities, or (ii) the average weekly reported volume of trading in such Voting Securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the notice required by clause (a) of this Section 2.3. During the term of this Agreement, no Shareholder may transfer to any Person any Voting Securities other than in a Public Sale unless (x) the transfer is in compliance with all applicable legal requirements, including the Securities Act and regulations thereunder and the Shareholder has, prior to consummation to such transfer, provided the Company with an opinion of counsel reasonably acceptable to the Company to that effect, (y) the Shareholder has given the Company written notice at least ten business days prior to such transfer of the name of the transferee and the terms and conditions of the transfer, and (z) the transferee shall have agreed in writing to comply with the provisions of this Agreement to the same extent that would be required if the transferee were a Shareholder.

                  (b) Each Shareholder agrees that any Voting Securities of the Company that he or it acquires beneficial ownership of after the Closing Date shall be subject to the terms and conditions of this Article II.

                                   ARTICLE III

                               REGISTRATION RIGHTS

         3.1 REGISTRATION. As soon as practicable, but not later than one hundred eighty (180) days following the Closing Date, the Company shall file a registration statement on Form S-3 (or, if the Company is ineligible to use Form S-3, on Form S-1 or other comparable form) (the "REGISTRATION STATEMENT") for a continuous registered shelf offering under Rule 415 of the Securities Act covering all the Registrable Securities, subject only to the limitations of this
Article III.

         The Company shall use its best efforts to cause the Registration Statement and the registration of the registered securities thereunder (the "REGISTERED SECURITIES") to be declared effective (the "REGISTRATION EFFECTIVE DATE") by the SEC as soon as practicable, and shall continuously maintain the effectiveness of the Registration Statement at all times following the Registration Effective Date until the termination of the Company's registration obligation pursuant to Section 3.7. The Shareholders' right to offer and sell Registered Securities pursuant to the Registration Statement shall be subject to the following limitations:



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

                  (a) NOTICE OF PROPOSED SALE. The Shareholders shall give the Company written notice of their bona fide intention to sell Registered Securities pursuant to the Registration Statement at least five (5) business days in advance of the proposed date of sale, and the Company shall act as soon as practicable to make any necessary filings with the SEC and regulatory bodies as may be necessary to permit the sale of the Registered Securities in accordance with this Section 3.1.

                  (b) EXPENSES. The Shareholders shall bear all discounts, commissions or other amounts payable to brokers and fees and disbursements of counsel for the Shareholders in connection with sales of Registered Securities by the Shareholders. All other expenses incurred in connection with a sale of Registered Securities pursuant to this Section 3.1, including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company.

                  (c) CURATIVE MEASURES. If for any reason the Registration Statement ceases to be effective at any time prior to the termination of the Company's registration obligation under Section 3.7, then the Company shall use its best efforts to cause the Registration Statement (or a new shelf registration statement conforming to the provisions of this Section 3.1) to be declared effective by the SEC and remain effective until eighteen (18) months after the Closing Date (or until the earlier sale of the Registrable Securities covered thereby).

         3.2 RIGHTS OF THE COMPANY. Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to take any action to effect any such registration pursuant to Section 3.1 as follows:

                  (a) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                  (b) During the period starting with the filing of and ending on the date ninety (90) days immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                  (c) If the Company shall furnish to the Shareholders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental, for the specific reasons stated in such certificate, to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register under this
Section 3.1 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of the Request from the Shareholders;

provided, however, that the provisions of paragraphs (b) and (c) above shall not apply to registrations effected pursuant to the Common Stock Purchase Agreement between the Company and Fusion Capital Fund II, LLC dated as of November 19, 2001.

         3.3 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, and except as otherwise provided in this Section or otherwise in this Agreement, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare promptly and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, keep such registration statement effective until the termination of the Company's registration obligation under Section 3.7, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (b) Prepare promptly and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

                  (c) Furnish to the Shareholders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                  (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Shareholders, PROVIDED, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) Notify the Shareholders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (f) Cooperate with the Shareholders and any attorney, accountant or other agent retained by the Shareholders by providing any due diligence necessary to file a Registration Statement relating to the Registrable Securities.

                  (g) Use its best efforts to cause all the Registrable Securities covered by a Registration Statement to be listed or admitted for quotation on the Nasdaq Small Cap Market or other securities exchange on which the Company's common stock trades at that time.

                  (h) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the Registration Effective Date.

                  (i) Cooperate with the Shareholders to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to a registration effected hereto, and enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Shareholders may reasonable request.

                  (j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Shareholders of the Registrable Securities pursuant to the Registration Statement.

         3.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3.1 that the Shareholders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of its Registrable Securities.

         3.5 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 3.1:

                  (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless the Shareholders (and their directors and officers) and each person, if any, who controls a Shareholder, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                           (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement filed pursuant to this Section 3.1, including any preliminary prospectus or final prospectus contained therein or in any amendments or supplements thereto;

                           (ii) the omission or alleged omission to state in a Registration Statement filed pursuant to this Section 3.1 (including any preliminary prospectus or final prospectus contained therein or in any amendments or supplements thereto), a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                           (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each of the Shareholders, such officer, director, or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 3.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration by the Shareholders, or by such, officer, director, or controlling person, or other authorized agents, of the Shareholders.

                  (b) BY THE SHAREHOLDERS. To the extent permitted by law, the Shareholders will indemnify and hold harmless the Company (and its officers and directors) and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) (i) arise out of or are based upon any Violation, where such Violation occurs in reliance upon and in conformity with written information furnished by the Shareholders for use in connection with such registration, or (ii) any violation or alleged violation by the Shareholders of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such Registration Statement; and the Shareholders will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 3.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Shareholders, which consent shall not be unreasonably withheld, and PROVIDED FURTHER, that the indemnity obligation of any Shareholder under this section 3.5(b) shall be limited to the gross proceeds received by such Shareholder from the sale of Registrable Securities hereunder.

                  (c) NOTICE. Promptly after receipt by an indemnified party under this Section 3.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 3.5, deliver to the indemnifying party a written notice of the commencement of such an action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.5.

                  (d) DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and the Shareholders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or in the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreements shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                  (e) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Shareholders or the Company (and/or any officer, director, or controlling Person who may be indemnified under Section 3.5(a) or Section 3.5(b)), makes a claim for indemnification pursuant to this Section 3.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Shareholders or the Company (and/or any officer, director, or controlling person who may be indemnified under Section 3.5(a) or 3.5(b)) in circumstances for which indemnification is provided under this Section 3.5; then, and in each such case, the Company and the Shareholders (and/or such other person) will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to their relative fault as determined by a court of competent jurisdiction; and in any event, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (f) SURVIVAL. The obligations of the Company and the Shareholders under this Section 3.5 shall survive the completion of any offering of Registrable Securities in a Registration Statement, and otherwise.

         3.6 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration after the Closing Date, for so long as the Shareholders own any Registrable Securities, the Company agrees to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                  (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                  (c) So long as the Shareholders owns any Registrable Securities, to furnish to the Shareholders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Shareholders may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such securities without registration.

         3.7 TERMINATION OF THE COMPANY'S OBLIGATIONS. The Company shall have no obligations to register Registrable Securities held by the Shareholders (i) if all Registrable Securities have been registered and sold pursuant to registrations effected pursuant to this Agreement, or (ii) after a date that is 18 months following the Closing Date (the "Termination Date"); PROVIDED, HOWEVER, that if Shareholders holding a majority of the then outstanding Registrable Securities so request in writing to the Company prior to the Termination Date, if the Company is eligible to register the remaining Registrable Securities on Form S-3, the Termination Date shall be extended to a date that is two years following the Closing Date.

         3.8 ASSIGNMENT. Notwithstanding anything herein to the contrary, the registration rights of the Shareholders under Article III hereof may be assigned only in a transfer in compliance with the requirements of Section 2.3, provided that the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and PROVIDED FURTHER, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Article III.

                                   ARTICLE IV

                               GENERAL PROVISIONS

         4.1 NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

                      (a) If to the Shareholders, to the Sellers' Representative, at:

                             Mr. Reuven Avital
                             Biosonix Ltd.
                             6 Haprachim Street
                             Kfar Mlal

                             P.O. Box 1044
                             Hod Hasharon 45110, Israel
                             Telephone: 011-972-9-7411740
                             Facsimile: 011-972-9-7421526


                    with a copy to:

                             Emmanuel Kadouch, Adv.
                             Sharir, Shiv, Friedman & Co. Law Offices
                             3 Azrieli Center
                             Triangular Tower
                             Tel Aviv 67023
                             Telephone: 011-972-3-6074777 ext. 4763
                             Facsimile: 011-972-3-6074778

               (b)      If to the Company, at:

                             Neoprobe Corporation
                             425 Metro Place North, Suite 400
                             Dublin, Ohio 43017
                             Attention:  David C. Bupp
                             Telephone:  (614) 793-7500
                             Facsimile:  (614) 793-7522

                        with a copy to:

                             Porter, Wright, Morris & Arthur LLP
                             41 South High Street
                             Columbus, Ohio 43215
                             Attention: William J. Kelly, Esq.
                             Telephone: (614) 227-2136
                             Facsimile:  (614) 227-2100

Any party hereto (and such party's permitted assigns) may by notice so given provide and change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

                  4.2 ENTIRE AGREEMENT. This Agreement, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

                  4.3 AMENDMENT OF RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and a majority in interest of the Shareholders (and/or any of their permitted successors or assigns).

                  4.4 GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, excluding that body of law relating to conflict of laws and choice of law.

                  4.5 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                  4.6 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

                  4.7 SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 2.3 and 3.9, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

                  4.8 CAPTIONS. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

                  4.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

SHAREHOLDERS:                               NEOPROBE CORPORATION

  /s/ Dan Manor                             By:      /s/ David C. Bupp
------------------------------------            ------------------------------
Dan Manor

                                            Its:     President and CEO
                                                ------------------------------
  /s/ Eli Levi
------------------------------------
Eli Levi

  /s/ Roni Bibi
------------------------------------
Roni Bibi


  /s/ Uzi Zucker
------------------------------------
Uzi Zucker

First Isratech Fund LP

By:      /s/ Philip Aaronberg
    ----------------------------------------
Its:     Director
     ---------------------------------------


First Isratech Fund LLC

By:      /s/ Philip Aaronberg
    ----------------------------------------
Its:     Director
     ---------------------------------------


First Isratech Fund Norway A.S

By:      /s/ Philip Aaronberg
    ----------------------------------------
Its:     Director
     ---------------------------------------


Greatway Commercial, Inc.

By:      /s/ Eva Quest
    ----------------------------------------
Its:     Secretary
     ---------------------------------------


Caremi Partners

By:      /s/ Michele McGovern
    ----------------------------------------
Its:     President
     ---------------------------------------


Emicar, LLC

By:      /s/ David Warmflash
    ----------------------------------------
Its:     Secretary
     ---------------------------------------


N. Assia Trusteeship Ltd

By:      /s/ Reuven Avital
    -----------------------------------------
         Trustee for Ma'aragim
         Enterprises Ltd.

Sharir, Shiv, Friedman - Trust Company Ltd.

By:      /s/ Emmanuel Kadouch
    ----------------------------------------
         Trustee for Dan Manor, Eli Levi,
         Roni Bibi, Sergei Lukaschuk,
         Jean Soustiel, Tzvika Adler and
         Lena Lukaschuk



  /s/ Emmanuel Kadouch
----------------------------------------
Emmanuel Kadouch, Trustee for
Rasem Fadila, Mabel Zelikovich,
Ruti Avitan, Sarit Semo and
Ofer Hornick